Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
25.	SUBSEQUENT EVENTS

Subsequent to the year ended December 31, 2023, the Group completed the divestment of all of its interest in Holu Hou Energy LLC as of March 6, 2024, adhering to the requirements from the Commission on Foreign Investment in the United States. On March 01, 2024, the Group cancelled 489,766 shares issued to HHE and 1,916,667 shares issued to HHE held in escrow.

On March 9, 2024, the Group repurchased the $1.5 million August 2023 convertible notes and unexercised warrants from the investor in an amount of $2.2 million.

Subsequent to the year ended December 31, 2023 and as of the filing of this annual report, the Group is in the process of negotiating with Chongqing Youtong to repay the cash consideration with interests for the cancellation of 4,668,704 shares previously issued to Chongqing Youtong.